MuniEnhanced
                                                              Fund, Inc.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              July 31, 1999

                             MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniEnhanced Fund, Inc., July 31, 1999

TO OUR SHAREHOLDERS

For the six-month period ended July 31, 1999, the Common Stock of MuniEnhanced Fund, Inc. earned $0.314 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 5.66%, based on a month-end per share net asset value of $11.20. Over the same period, total investment return on the Fund's Common Stock was -4.44%, based on a change in per share net asset value from $12.06 to $11.20, and assuming reinvestment of $0.318 per share income dividends.

For the six-month period ended July 31, 1999, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.41%; Series B, 2.93%; and Series C, 3.07%.

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving some-what to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term munic-ipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position has allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by the bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Throughout the six months ended July 31, 1999, we adopted a more defensive position toward the bond market. We believed that the robust domestic economy would continue to be offset by anemic global growth and very low inflation. While this in fact did happen, fear of future inflation plagued the market and drove interest rates higher. The Federal Reserve Board raised interest rates twice in recent months, and we expect that interest rates may rise at least one more time this year.

We increased cash reserves while exposure to longer duration securities was reduced in order to seek to limit any volatility in the Fund's net asset value. We intend to keep a defensive position until signs of slower domestic economic growth emerge. We will continue to pursue market opportunities in an effort to enhance our return to shareholders.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager

September 13, 1999


                                     2 & 3

                                          MuniEnhanced Fund, Inc., July 31, 1999

PROXY RESULTS

During the six-month period ended July 31, 1999, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on May 26, 1999; proposal 3 was approved by shareholders at the adjourned meeting held on July 21, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            from Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                              19,571,697           396,607
                                            James H. Bodurtha                           19,564,536           403,767
                                            Robert R. Martin                            19,538,305           429,999
                                            Joseph L. May                               19,566,729           401,575
                                            Arthur Zeikel                               19,551,889           416,414
--------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
--------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           19,599,514       118,521      250,268
--------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.              11,933,288     1,003,518      795,964
--------------------------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 1999, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on May 26, 1999; proposal 3 was approved by shareholders at the adjourned meeting held on July 21, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            from Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:
                                            Series A                                       1,312               42
                                            Series B                                       1,794                2
                                            Series C                                       1,872               73
--------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
--------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                            Series A                                  1,355            0            0
                                            Series B                                  1,794            2            0
                                            Series C                                  1,883           58            4
--------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund
   (for Series A, B and C):                                                           4,034        1,010           51
--------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P      Moody's   Face                                                                            Value
STATE                   Ratings    Ratings  Amount    Issue                                                                (Note 1a)
===================================================================================================================================
Alabama--4.2%            A1         VMIG1+ $ 4,600    Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company
                                                      Project), VRDN, Series A, 3.25% due 5/01/2022 (h)                    $  4,600
                         AAA        Aaa      2,500    Huntsville, Alabama, Health Care Authority, Health Care Facilities
                                                      Revenue Bonds, Series B, 6.625% due 6/01/2004 (e)(f)(i)                 2,781
                         AAA        NR*     13,715    Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                                      7.24% due 2/01/2036 (b)(g)                                             12,595
===================================================================================================================================
Alaska--5.9%             AAA        Aaa     12,965    Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley
                                                      Lake), Fifth Series, 5% due 7/01/2021 (d)                              12,036
                                                      Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                         A1+        VMIG1+   3,600       (Exxon Pipeline Company Project), VRDN, Series A, 3.25% due
                                                         12/01/2033 (h)                                                       3,600
                         A1+        VMIG1+   3,100       (Exxon Pipeline Company Project), VRDN, Series B, 3.25% due
                                                         12/01/2033 (h)                                                       3,100
                         A1+        VMIG1+   4,200       (Exxon Pipeline Company Project), VRDN, Series C, 3.25% due
                                                         12/01/2033 (h)                                                       4,200
                         AA+        NR*      5,000       (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025       5,415
===================================================================================================================================
Arizona--0.1%            AA         Aaa        400    Salt River Project, Arizona, Agricultural Improvement and Power
                                                      District, Electric System Revenue Refunding Bonds, Series A, 6.50%
                                                      due 1/01/2001 (f)                                                         422
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                      4 & 5

                                          MuniEnhanced Fund, Inc., July 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P      Moody's   Face                                                                            Value
STATE                   Ratings    Ratings  Amount    Issue                                                                (Note 1a)
===================================================================================================================================
California--7.5%         AAA        Aaa    $ 5,250    Anaheim, California, Public Financing Authority, Lease Revenue
                                                      Bonds (Public Improvements Project), Senior-Series A, 6% due
                                                      9/01/2024 (d)                                                        $  5,718
                         AAA        Aaa      2,500    California State Public Works Board, Lease Revenue Bonds (Various
                                                      University of California Projects), Series B, 6.625% due 12/01/2004
                                                      (f)                                                                     2,832
                         NR*        A1       2,500    Contra Costa County, California, COP, 6.50% due 8/01/2004 (f)           2,798
                         AAA        Aaa      4,045    Los Angeles, California, Wastewater System Revenue Refunding Bonds,
                                                      Series A, 4.50% due 6/01/2017 (b)                                       3,614
                         AAA        Aaa      8,235    Los Angeles County, California, Transportation Commission, Sales
                                                      Tax Revenue Refunding Bonds, Series B, 6.50% due 7/01/2015 (b)          8,729
                         AAA        Aaa      1,500    M-S-R Public Power Agency, California, Revenue Bonds (San Juan
                                                      Project), Series E, 6.50% due 7/01/2017 (e)                             1,590
                         AAA        Aaa      1,500    Northern California Transmission Revenue Bonds (California-Oregon
                                                      Transmission Project), Series A, 6.50% due 5/01/2016 (e)                1,604
                         AAA        Aaa      4,210    San Francisco, California, City and County Airport Commission,
                                                      International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                      6.60% due 5/01/2024 (a)                                                 4,564
                         AAA        Aaa      2,280    San Francisco, California, City and County Airport Commission,
                                                      International Airport Revenue Refunding Bonds, Second Series, Issue
                                                      20, 4.50% due 5/01/2017 (e)                                             2,038
                         AAA        Aaa      2,000    Santa Clara County, California, Financing Authority, Lease Revenue
                                                      Bonds (VMC Facility Replacement Project), Series A, 6.75% due
                                                      11/15/2004 (a)(f)                                                       2,276
===================================================================================================================================
Colorado--10.7%                                       Colorado HFA, Revenue Bonds, S/F Program, AMT:
                         NR*        Aa2      2,625       Senior Series A-1, 7.40% due 11/01/2027                              2,923
                         NR*        Aa2     12,000       Senior Series B-2, 6.80% due 4/01/2030                              13,154
                         AA+        Aa2      2,000    Colorado HFA, Revenue Refunding Bonds, M/F Insured Mortgage, Series
                                                      C3, 5.65% due 10/01/2015 (c)                                            2,057
                         NR*        Aa2      4,000    Colorado HFA, Revenue Refunding Bonds, S/F Program, Senior Series
                                                      A-3, 6.05% due 10/01/2016                                               4,299
                         NR*        Aa2     16,415    Colorado Springs, Colorado, Utilities Revenue Refunding Bonds,
                                                      RITR, Series 19, 7.095% due 11/15/2026 (g)                             15,654
                         NR*        Aaa     12,025    Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                      RITR, Series 13, 6.92% due 11/15/2023 (e)(g)                           11,067
                         AAA        Aaa      1,720    Douglas County, Colorado, School District No. 1, Douglas and Elbert
                                                      Counties, GO, 5.25% due 12/15/2016 (b)                                  1,704
                         AAA        Aaa        600    Moffat County, Colorado, COP (Public Safety Center Project), 5.125%
                                                      due 6/01/2023 (a)                                                         574
===================================================================================================================================
Connecticut--1.3%        AA-        A1       2,000    Connecticut State Health and Educational Facilities Authority,
                                                      Revenue Refunding Bonds (Nursing Home Program--AHF/Hartford),
                                                      7.125% due 11/01/2004 (f)                                               2,281
                         AAA        Aaa      3,500    Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                      10/01/2004 (b)(f)                                                       3,826
===================================================================================================================================
Delaware--0.5%           AAA        Aaa      2,000    Delaware Transportation Authority, Transportation System Revenue
                                                      Bonds, 7% due 7/01/2004 (b)(f)                                          2,259
===================================================================================================================================
District of Columbia--                                District of Columbia, GO, Refunding, Series B (d):
5.3%                     AAA        Aaa      5,000       5.50% due 6/01/2013                                                  5,074
                         AAA        Aaa      5,000       5.50% due 6/01/2014                                                  5,047
                         AAA        Aaa     17,350    Washington, D.C., Convention Center Authority, Dedicated Tax
                                                      Revenue Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                   15,107
===================================================================================================================================
Georgia--3.7%                                         Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         AAA        Aaa      7,725       Series EE, 7% due 1/01/2025 (a)                                      9,361
                         AAA        Aaa      1,000       Series W, 6.60% due 1/01/2018 (e)                                    1,145
                         AAA        Aaa      3,500    Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                      Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004
                                                      (e)(f)                                                                  3,943
                         AAA        Aaa      3,000    Municipal Electric Authority of Georgia, Revenue Refunding Bonds
                                                      (Project 1), Sub-Series A, 6.50% due 1/01/2004 (a)(f)                   3,302
===================================================================================================================================
Hawaii--1.3%             AAA        Aaa      6,070    Hawaii State Department of Budget and Finance, Special Purpose
                                                      Mortgage Revenue Bonds (Hawaiian Electric Company, Inc. Project),
                                                      AMT, Series C, 7.375% due 12/01/2020 (e)                                6,420
===================================================================================================================================
Illinois--7.2%           A1+        VMIG1+   4,800    Chicago, Illinois, Midway Airport Revenue Bonds, Second Lien, VRDN,
                                                      AMT, Series B, 3.40% due 1/01/2029 (e)(h)                               4,800
                         AAA        Aaa      2,240    Cook County, Illinois, Community College District No. 508, Chicago,
                                                      COP, Refunding, 8.75% due 1/01/2007 (b)                                 2,772
                                                      Illinois Development Finance Authority Revenue Bonds (Bradley
                                                      University Project) (a):
                         AAA        NR*      1,810       5.375% due 8/01/2019                                                 1,773
                         AAA        NR*      1,795       5.375% due 8/01/2024                                                 1,736
                                                      Illinois Health Facilities Authority, Revenue Refunding Bonds:
                         AAA        Aaa      3,000       (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(f)(i)       3,311
                         A1+        VMIG1+   7,755       (University of Chicago Hospitals), VRDN, 3.30% due 8/01/2026
                                                         (e)(h)                                                               7,755
                         AAA        Aaa     10,115    Regional Transportation Authority, Illinois, Revenue Bonds, Series
                                                      A, 7.20% due 11/01/2020 (a)                                            12,297
===================================================================================================================================
Indiana--5.4%            AAA        NR*      2,500    Brownsburg, Indiana, School Building Corporation Revenue Bonds,
                                                      First Mortgage (Brownsburg Community School), 5.55% due 2/01/2024
                                                      (e)                                                                     2,474
                                                      Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                      Refunding Bonds, First Mortgage (e):
                         AAA        Aaa      3,150       5.75% due 1/15/2017                                                  3,222
                         AAA        Aaa      1,360       6.125% due 7/15/2019                                                 1,432
                         AAA        Aaa      2,500    Indiana Municipal Power Agency, Power Supply System, Revenue
                                                      Refunding Bonds, Series A, 5.30% due 1/01/2023 (e)                      2,378
                         AAA        Aaa     17,950    Marion County, Indiana, Convention and Recreational Facilities
                                                      Authority, Excise Tax Revenue Bonds, Lease Rental, Sub-Series A,
                                                      5% due 6/01/2027 (e)                                                   16,439
===================================================================================================================================
Kansas--5.4%             AAA        Aaa      5,500    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                      Project), 7% due 6/01/2031 (e)                                          5,846
                         NR*        Aaa     14,740    Kansas City, Kansas, Utility System Revenue Refunding Bonds, RITR,
                                                      Series 1, 9.17% due 9/01/2004 (b)(f)(g)                                17,383
                         AAA        Aaa      2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                      Project), 7% due 6/01/2031 (e)                                          2,655
===================================================================================================================================
Maine--0.6%              AA         Aa2      2,660    Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                      AMT, Series C-2, 6.875% due 11/15/2023                                  2,842
===================================================================================================================================


                                     6 & 7

                                          MuniEnhanced Fund, Inc., July 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P       Moody's   Face                                                                            Value
STATE                  Ratings     Ratings  Amount    Issue                                                                (Note 1a)
===================================================================================================================================
Massachusetts--5.6%      AAA        Aaa    $ 1,915    Massachusetts State Port Authority Revenue Bonds, AMT, Series A,
                                                      7.50% due 7/01/2020 (b)                                              $  2,008
                         AAA        Aaa     25,020    Massachusetts State Turnpike Authority, Western Turnpike Revenue
                                                      Refunding Bonds, Series A, 5.55% due 1/01/2017 (e)                     25,120
===================================================================================================================================
Michigan--2.9%           AAA        Aaa     10,000    Michigan State Building Authority, Revenue Refunding Bonds, Series
                                                      I, 6.25% due 10/01/2020 (e)                                            10,570
                         AAA        Aaa      3,000    Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT,
                                                      Series 1, 7.65% due 9/01/2020 (b)                                       3,163
===================================================================================================================================
Missouri--0.7%           AAA        Aaa      3,000    Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                                      Series B, 6.875% due 9/01/2004 (d)(f)                                   3,360
===================================================================================================================================
Montana--0.5%            AAA        Aaa      2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light
                                                      Company), AMT, 7.25% due 8/01/2021 (a)                                  2,329
===================================================================================================================================
Nevada--7.4%             AAA        Aaa     11,410    Clark County, Nevada, GO, Refunding (Flood Control), 4.50% due
                                                      11/01/2018 (b)                                                          9,954
                         AAA        Aaa     18,695    Clark County, Nevada, School District, GO, Refunding, 4.75% due
                                                      6/15/2018 (d)                                                          16,917
                         BBB+       Baa1     5,000    Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                                      Healthcare West), 5.375% due 7/01/2026                                  4,404
                                                      Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                                      Power Company Project), AMT:
                         AAA        Aaa      3,000       6.65% due 6/01/2017 (e)                                              3,212
                         A1+        P1       1,200       VRDN, 3.40% due 12/01/2020 (h)                                       1,200
===================================================================================================================================
New Jersey--1.2%         A1+        NR*      1,495    New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                      (Foreign Trade Zone Project), VRDN, 3.20% due 12/01/2007 (h)            1,495
                         AAA        Aaa      4,000    New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                                      Home Buyer, AMT, Series K, 6.375% due 10/01/2026 (e)                    4,227
===================================================================================================================================
New Mexico--1.1%         A1+        P1       3,000    Farmington, New Mexico, PCR, Refunding (Arizona Public Service
                                                      Company), VRDN, Series A, 3.30% due 5/01/2024 (h)                       3,000
                         AAA        Aaa      2,300    Santa Fe, New Mexico, Revenue Bonds, 6.30% due 6/01/2004 (a)(f)         2,489
===================================================================================================================================
New York--3.2%           A-         A3       2,000    New York City, New York, GO, Refunding, Series L, 5.75% due
                                                      8/01/2013                                                               2,060
                         A1+        VMIG1+   2,450    New York City, New York, Municipal Water Finance Authority, Water
                                                      and Sewer System Revenue Refunding Bonds, VRDN, Series G, 3.30% due
                                                      6/15/2024 (b)(h)                                                        2,450
                         AAA        NR*      2,750    New York City, New York, Transitional Finance Authority Revenue
                                                      Bonds, Future Tax Secured, Series B, 4.75% due 11/15/2018 (b)           2,506
                         AAA        NR*      1,795    New York State Dormitory Authority Revenue Bonds (Northeast Parent
                                                      and Child), Series D, 5.50% due 7/01/2018 (a)                           1,807
                                                      Port Authority of New York and New Jersey, Special Obligation
                                                      Revenue Refunding Bonds (Versatile Structure Obligation), VRDN (h):
                         NR*        VMIG1+   2,200       AMT, Series 6, 3.20% due 12/01/2017                                  2,200
                         A1+        VMIG1+   4,200       Series 2, 3.10% due 5/01/2019                                        4,200
===================================================================================================================================
North Carolina--0.2%     A1+        NR*      1,000    Raleigh Durham, North Carolina, Airport Authority, Special Facility
                                                      Revenue Refunding Bonds (American Airlines), VRDN, Series B, 3.35%
                                                      due 11/01/2015 (h)                                                      1,000
===================================================================================================================================
Ohio--1.6%               A1+        VMIG1+   2,250    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland
                                                      Clinic), VRDN, Series D, 3.30% due 1/01/2026 (h)                        2,250
                         AAA        Aaa      2,500    North Canton, Ohio, City School District, GO, 6.70% due 12/01/2004
                                                      (a)(f)                                                                  2,813
                         AAA        Aaa      2,150    Ohio State Air Quality Development Authority, PCR, Refunding (Ohio
                                                      Edison Company), Series A, 7.45% due 3/01/2016 (b)                      2,234
                         A1+        VMIG1+     300    Ohio State Solid Waste Revenue Bonds (BP Exploration and Oil Inc.
                                                      Project), VRDN, AMT, 3.40% due 2/01/2033 (h)                              300
===================================================================================================================================
Pennsylvania--2.2%       A1+        NR*      3,600    Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                      Refunding Bonds (Carnegie Mellon University), VRDN, Series C, 3.25%
                                                      due 11/01/2029 (h)                                                      3,600
                         A1+        VMIG1+   5,600    Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                      Facilities Authority, Hospital Revenue Bonds (Children's Hospital
                                                      of Philadelphia Project), VRDN, Series A, 3.25% due 3/01/2027 (h)       5,600
                         A1+        NR*      1,400    Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                                      Refunding Bonds (Northeastern Power Company), VRDN, Series A, 3.25%
                                                      due 12/01/2022 (h)                                                      1,400
===================================================================================================================================
South Dakota--1.7%       AAA        NR*      7,000    South Dakota State Health and Educational Facilities Authority,
                                                      Revenue Refunding Bonds, Series A, 7.625% due 7/01/2014 (e)             8,276
===================================================================================================================================
Tennessee--2.1%          AAA        Aaa      3,225    Metropolitan Nashville Airport Authority, Tennessee, Airport
                                                      Revenue Refunding Bonds, Series C, 6.60% due 7/01/2015 (b)              3,421
                         AAA        Aaa      5,450    Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                      (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                      2/01/2004 (e)(f)                                                        6,650
===================================================================================================================================
Texas--3.5%                                           Bexar, Texas, Metropolitan Water District, Waterworks System
                                                      Revenue Refunding Bonds (e):
                         AAA        NR*      1,135       6.35% due 5/01/2005 (f)                                              1,259
                         AAA        Aaa      1,615       6.35% due 5/01/2025                                                  1,738
                         A1+        NR*        550    Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 3.30%
                                                      due 12/01/2025 (h)                                                        550
                         A1+        Aaa      2,900    Harris County, Texas, Industrial Development Corporation, PCR,
                                                      VRDN, 3.25% due 3/01/2024 (h)                                           2,900
                         AAA        Aaa      5,000    Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,
                                                      Series C, 5.375% due 12/01/2027 (b)                                     4,868
                         AAA        Aaa      4,700    Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                      Junior Lien, 6.375% due 12/01/2017 (a)                                  4,981
                         A1+        VMIG1+     500    Lubbock, Texas, Health Facilities Development Corporation, Revenue
                                                      Refunding Bonds (St. Joseph Health System), VRDN, 3.30% due
                                                      7/01/2013 (h)                                                             500
===================================================================================================================================
Utah--3.4%               AAA        Aaa      2,500    Central Utah Water Conservancy District, GO, Refunding, Series D,
                                                      5% due 4/01/2027 (a)                                                    2,290
                         AAA        Aaa      5,055    Salt Lake City, Utah, Metropolitan Water District, Water Revenue
                                                      Bonds, 5.375% due 7/01/2029 (a)                                         4,876
                                                      Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                                      Program), Series A (a):
                         AAA        Aaa      2,210       5.40% due 10/01/2024                                                 2,156
                         AAA        Aaa      7,135       5.50% due 10/01/2029                                                 7,011
===================================================================================================================================
Virginia--1.4%           AAA        Aaa      6,000    Loudon County, Virginia, COP, 6.80% due 3/01/2014 (d)                   6,564
===================================================================================================================================


                                     8 & 9

                                          MuniEnhanced Fund, Inc., July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P      Moody's   Face                                                                            Value
STATE                   Ratings    Ratings  Amount    Issue                                                                (Note 1a)
===================================================================================================================================
Washington--5.4%         AAA        Aaa    $11,750    Snohomish County, Washington, Public Utility District Number 001,
                                                      Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)          $ 11,378
                         AAA        A2      14,895    Washington State Higher Education Facilities Authority, Revenue
                                                      Refunding Bonds (University of Puget Sound Project), 5.375% due
                                                      10/01/2030 (e)                                                         14,339
===================================================================================================================================
Wyoming--0.9%            AAA        Aaa      2,500    Central Wyoming Regional Water System, Joint Powers Board, Revenue
                                                      Refunding Bonds, 5.25% due 6/01/2030 (d)                                2,408
                         NR*        P1       2,000    Unita County, Wyoming, PCR, Refunding (Chevron USA Inc. Project),
                                                      VRDN, 3.30% due 8/15/2020 (h)                                           2,000
===================================================================================================================================
                         Total Investments (Cost--$494,643)--104.1%                                                         498,857
                         Variation Margin on Financial Futures Contracts**--0.1%                                                258
                         Liabilities in Excess of Other Assets--(4.2%)                                                      (20,134)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $478,981
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FHA Insured.
      (d)   FSA Insured.
      (e)   MBIA Insured.
      (f)   Prerefunded.
      (g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
      (h)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
      (i)   All or a portion of security held as collateral in connection with open financial futures contracts.
      *     Not Rated.
      **    Financial futures contracts sold as of July 31, 1999 were as follows:
      --------------------------------------------------------------------------
                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                       Expiration          Value
      Contracts       Issue               Date        (Notes 1a & 1b)
      --------------------------------------------------------------------------
        750     US Treasury Bonds    September 1999       $86,226
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$86,320)                     $86,226
                                                          =======
      --------------------------------------------------------------------------
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      79.0%
AA/Aa .............................................................      10.1
A/A ...............................................................       1.0
BBB/Baa ...........................................................       0.9
Other+ ............................................................      13.1
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of July 31, 1999
===================================================================================================================================
Assets:         Investments, at value (identified cost--$494,642,879) (Note 1a) .......................                $498,856,796
                Cash ..................................................................................                      81,495
                Receivables:
                   Securities sold ....................................................................  $  8,344,496
                   Interest ...........................................................................     5,930,922
                   Variation margin (Note 1b) .........................................................       257,813    14,533,231
                                                                                                         ------------
                Prepaid expenses and other assets .....................................................                      21,809
                                                                                                                       ------------
                Total assets ..........................................................................                 513,493,331
                                                                                                                       ------------
===================================================================================================================================
Liabilities:    Payables:
                   Securities purchased ...............................................................    33,879,944
                   Dividends to shareholders (Note 1e) ................................................       349,688
                   Investment adviser (Note 2) ........................................................       211,151    34,440,783
                                                                                                         ------------
                Accrued expenses and other liabilities ................................................                      71,563
                                                                                                                       ------------
                Total liabilities .....................................................................                  34,512,346
                                                                                                                       ------------
===================================================================================================================================
Net Assets:     Net assets ............................................................................                $478,980,985
                                                                                                                       ============
===================================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.025 per share (6,000 shares of AMPS* issued and
                   outstanding at $25,000 per share liquidation preference) ...........................                $150,000,000
                   Common Stock, par value $.10 per share (29,369,874 shares issued and outstanding) ..  $  2,936,987
                Paid-in capital in excess of par ......................................................   323,386,133
                Undistributed investment income--net ..................................................     3,801,604
                Accumulated realized capital losses on investments--net ...............................    (1,231,082)
                Accumulated distributions in excess of realized capital gains on investments--net
                (Note 1e) .............................................................................    (4,220,324)
                Unrealized appreciation on investments--net ...........................................     4,307,667
                                                                                                         ------------
                Total--Equivalent to $11.20 net asset value per share of Common Stock (market
                price--$10.1875) ......................................................................                 328,980,985
                                                                                                                       ------------
                Total capital .........................................................................                $478,980,985
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     10 & 11

                                          MuniEnhanced Fund, Inc., July 31, 1999



STATEMENT OF OPERATIONS

                      For the Six Months Ended July 31, 1999
===================================================================================================================================
Investment            Interest and amortization of premium and discount earned ........................                $ 13,337,433
Income (Note 1d):
===================================================================================================================================
Expenses:             Investment advisory fees (Note 2) ...............................................   $ 1,228,594
                      Commission fees (Note 4) ........................................................       182,515
                      Transfer agent fees .............................................................        63,174
                      Accounting services (Note 2) ....................................................        57,978
                      Professional fees ...............................................................        40,753
                      Directors' fees and expenses ....................................................        22,003
                      Listing fees ....................................................................        18,141
                      Custodian fees ..................................................................        15,684
                      Printing and shareholder reports ................................................        12,845
                      Pricing fees ....................................................................         6,588
                      Other ...........................................................................        11,407
                                                                                                         ------------
                      Total expenses ..................................................................                   1,659,682
                                                                                                                       ------------
                      Investment income--net ..........................................................                  11,677,751
                                                                                                                       ------------
===================================================================================================================================
Realized &            Realized loss on investments--net ...............................................                  (1,219,616)
Unrealized Loss on    Change in unrealized appreciation on investments--net ...........................                 (24,000,311)
Investments--Net                                                                                                       ------------
(Notes 1b, 1d & 3):   Net Decrease in Net Assets Resulting from Operations ............................                $(13,542,176)
                                                                                                                       ============
===================================================================================================================================

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Six     For the
                                                                                                         Months Ended   Year Ended
                                                                                                           July 31,     January 31,
                      Increase (Decrease) in Net Assets:                                                     1999          1999
===================================================================================================================================
Operations:           Investment income--net ..........................................................  $ 11,677,751  $ 24,669,565
                      Realized gain (loss) on investments--net ........................................    (1,219,616)    9,268,459
                      Change in unrealized appreciation on investments--net ...........................   (24,000,311)   (4,175,125)
                                                                                                         ------------  ------------
                      Net increase (decrease) in net assets resulting from operations .................   (13,542,176)   29,762,899
                                                                                                         ------------  ------------
===================================================================================================================================
Dividends &           Investment income--net:
Distributions to         Common Stock .................................................................    (9,337,689)  (19,359,816)
Shareholders             Preferred Stock ..............................................................    (2,344,220)   (5,149,880)
(Note 1e):            Realized gain on investments to Common Stock shareholders--net ..................            --   (10,288,926)
                      In excess of realized gain on investments to Common Stock shareholders--net .....            --    (4,220,324)
                                                                                                         ------------  ------------
                      Net decrease in net assets resulting from dividends and distributions to
                      shareholders ....................................................................   (11,681,909)  (39,018,946)
                                                                                                         ------------  ------------
===================================================================================================================================
Common Stock          Value of shares issued to Common Stock shareholders in reinvestment of dividends
Transactions          and distributions ...............................................................       602,066     3,330,627
(Note 4):                                                                                                ------------  ------------
===================================================================================================================================
Net Assets:           Total decrease in net assets ....................................................   (24,622,019)  (5,925,420)
                      Beginning of period .............................................................   503,603,004   509,528,424
                                                                                                         ------------  ------------
                      End of period* ..................................................................  $478,980,985  $503,603,004
                                                                                                         ============  ============
===================================================================================================================================
                    * Undistributed investment income--net ............................................  $  3,801,604  $  3,805,762
                                                                                                         ============  ============
===================================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                          MuniEnhanced Fund, Inc., July 31, 1999

FINANCIAL HIGHLIGHTS

                                                                             For the
                      The following per share data and ratios have been        Six
                      derived from information provided in the financial      Months
                      statements.                                             Ended             For the Year Ended January 31,+
                                                                             July 31,      ----------------------------------------
                      Increase (Decrease) in Net Asset Value:                  1999+         1999       1998      1997       1996
===================================================================================================================================
Per Share             Net asset value, beginning of period.................. $  12.06      $  12.38   $  11.75  $  12.40   $  11.17
Operating                                                                    --------      --------   --------  --------   --------
Performance:          Investment income--net................................      .40           .85        .88       .90        .92
                      Realized and unrealized gain (loss) on investments--
                      net...................................................     (.86)          .18        .64      (.54)      1.23
                                                                             --------      --------   --------  --------   --------
                      Total from investment operations......................     (.46)         1.03       1.52       .36       2.15
                                                                             --------      --------   --------  --------   --------
                      Less dividends and distributions to Common Stock
                      shareholders:

                         Investment income--net.............................     (.32)         (.67)      (.71)     (.72)      (.72)
                         Realized gain on investments--net..................       --          (.35)        --        --         --
                         In excess of realized gain on investments--net.....       --          (.15)        --      (.11)        --
                                                                             --------      --------   --------  --------   --------
                      Total dividends and distributions to Common Stock
                      shareholders..........................................     (.32)        (1.17)      (.71)     (.83)      (.72)
                                                                             --------      --------   --------  --------   --------
                      Effect of Preferred Stock activity:

                         Investment income--net.............................     (.08)         (.18)      (.18)     (.18)      (.20)
                                                                             --------      --------   --------  --------   --------
                      Total effect of Preferred Stock activity..............     (.08)         (.18)      (.18)     (.18)      (.20)
                                                                             --------      --------   --------  --------   --------
                      Net asset value, end of period........................ $  11.20      $  12.06   $  12.38  $  11.75   $  12.40
                                                                             ========      ========   ========  ========   ========
                      Market price per share, end of period................. $10.1875      $  12.00   $12.4375  $  11.00   $ 11.375
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Total Investment      Based on market price per share.......................   (12.65%)+++     6.36%     20.26%     4.28%     18.67%
Return:**                                                                    ========      ========   ========  ========   ========
                      Based on net asset value per share....................    (4.44%)+++     7.38%     12.06%     2.18%     18.71%
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Ratios Based on       Total expenses***.....................................      .97%*         .94%       .96%      .95%       .97%
Average Net Assets                                                           ========      ========   ========  ========   ========
Of Common Stock:      Total investment income--net***.......................     6.81%*        6.93%      7.39%     7.55%      7.77%
                                                                             ========      ========   ========  ========   ========
                      Amount of dividends to Preferred Stock shareholders...     1.37%*        1.45%      1.55%     1.50%      1.68%
                                                                             ========      ========   ========  ========   ========
                      Investment income--net, to Common Stock shareholders..     5.44%*        5.48%      5.84%     6.05%      6.09%
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Ratios Based on       Total expenses........................................      .67%*         .66%       .67%      .67%       .68%
Total Average                                                                ========      ========   ========  ========   ========
Net Assets:++***      Total investment income--net..........................     4.74%*        4.88%      5.16%     5.27%      5.42%
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders.............     3.13%*        3.43%      3.57%     3.47%      3.85%
Average Net Assets                                                           ========      ========   ========  ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of period
Data:                 (in thousands)........................................ $328,981      $353,603   $359,528  $340,751   $359,763
                                                                             ========      ========   ========  ========   ========
                      Preferred Stock outstanding, end of period (in
                      thousands)............................................ $150,000      $150,000   $150,000  $150,000   $150,000
                                                                             ========      ========   ========  ========   ========
                      Portfolio turnover....................................    78.15%       144.46%    128.79%   138.12%    114.30%
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000............................. $  3,193      $  3,357   $  3,397  $  3,272   $  3,398
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net...................... $    425      $    862   $    891  $    860   $    961
Share on                                                                     ========      ========   ========  ========   ========
Preferred Stock       Series B--Investment income--net...................... $    365      $    868   $    900  $    865   $    959
Outstanding:                                                                 ========      ========   ========  ========   ========
                      Series C--Investment income--net...................... $    383      $    845   $    889  $    876   $    971
                                                                             ========      ========   ========  ========   ========
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Based on average shares outstanding.
      ++    Includes Common and Preferred Stock average net assets.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.


                                     14 & 15

                                          MuniEnhanced Fund, Inc., July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1999 were $354,391,854 and $371,618,329, respectively.

Net realized gains (losses) for the six months ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                     Realized         Unrealized
                                                  Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments ......................       $(4,570,241)       $4,213,917
Financial futures contracts ................         3,350,625            93,750
                                                   -----------        ----------
Total ......................................       $(1,219,616)       $4,307,667
                                                   ===========        ==========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,213,917, of which $14,778,633 related to appreciated securities and $10,564,716 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $494,642,879.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended July 31, 1999 and the year ended January 31, 1999 increased by 50,578 and 280,120, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 1999 were as follows: Series A, 3.27%; Series B, 3.11%; and Series C, 3.15%.

Shares issued and outstanding during the six months ended July 31, 1999 and the year ended January 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $68,195 as commissions.

5. Subsequent Event:

On August 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.052500 per share, payable on August 30, 1999 to shareholders of record as of August 23, 1999.


                                    16 & 17

                                          MuniEnhanced Fund, Inc., July 31, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Philip M. Mandel, Secretary of MuniEnhanced Fund, Inc. has recently retired. His colleagues at Fund Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Mandel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol

MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10874--7/99

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